UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2009

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350976
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 18, 2009, iPCS, Inc., a Delaware corporation (the “Company”), Sprint Nextel Corporation, a Kansas corporation (“Parent”), and Ireland Acquisition Corporation, a Delaware corporation (the “Purchaser”) and a wholly owned subsidiary of Parent, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, the Purchaser will commence a tender offer (the “Offer”) to acquire all of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Shares”), at a price of $24.00 per share in cash, subject to required withholding taxes and without interest (the “Offer Price”). The Merger Agreement also provides that following the consummation of the Offer, the Purchaser will be merged with and into the Company (the “Merger”) with the Company surviving the merger as a wholly owned subsidiary of Parent. At the effective time of the Merger, all remaining outstanding Shares not tendered in the Offer (other than (i) Shares owned by Parent, the Purchaser or the Company and (ii) Shares as to which appraisal rights have been perfected in accordance with applicable law), will be converted into a cash amount of $24.00 per share on the terms and conditions set forth in the Merger Agreement.

The Merger Agreement provides that the Purchaser will commence, and Parent will cause the Purchaser to commence, the Offer no later than October 28, 2009. Upon the consummation of the Offer, each Share accepted by the Purchaser in accordance with the terms of the Offer will be exchanged for the right to receive the Offer Price. The Purchaser’s obligation to accept for payment and pay for all Shares validly tendered pursuant to the Offer is subject to (i) the condition that the number of Shares validly tendered and not withdrawn represents at least a majority of the total number of Shares outstanding on a fully diluted basis (the “Minimum Tender Condition”) and (ii) the satisfaction or waiver of other customary closing conditions as set forth in the Merger Agreement, including the receipt of necessary regulatory approvals (including the expiration or termination of the Hart-Scott-Rodino waiting period). The initial expiration date of the Offer will be 20 business days following the commencement of the Offer. If all of the conditions to the consummation of the Offer are not satisfied or waived upon the scheduled expiration date of the Offer, the Purchaser may, and, if requested by the Company, the Purchaser will, extend the Offer; however the Purchaser will not be obligated to extend the Offer beyond January 31, 2010 (the “Outside Date”), unless, as of such date, all of the conditions to the consummation of the Offer are satisfied or waived other than any condition relating to the receipt of certain regulatory approvals, in which case, the Outside Date will be March 15, 2010.

The Company has granted to the Purchaser an irrevocable option, which the Purchaser, subject to certain conditions, may exercise up to five business days after the consummation of the Offer (or the expiration of any subsequent offering period), to purchase such number of newly issued Shares at the Offer Price such that, when added to the Shares already owned by Parent and the Purchaser and their affiliates at the time of such exercise, constitutes one Share more than 90% of the total number of Shares outstanding on a fully diluted basis (the “Top-Up Option”). If the Purchaser acquires more than 90% of the outstanding Shares, in the Offer or through exercise of the Top-Up Option, it will complete the Merger through the “short form” procedures available under Delaware law, which would not require the Company to hold a meeting of its stockholders to vote on the adoption of the Merger Agreement.

Upon the consummation of the Offer, (i) each outstanding stock option under the Company’s equity incentive plans, whether vested or unvested, will be canceled, and in exchange each holder thereof will receive at the effective time of the Merger an amount in cash equal to the excess (if any) of the Offer Price over the exercise price per Share, multiplied by the number of Shares subject to such stock option and (ii) each share of restricted stock under the Company’s equity incentive plans that is outstanding shall become fully vested.

In addition, effective upon the consummation of the Offer, the Purchaser will be entitled to designate a number of directors, rounded up to the next whole number, on the Company’s board of directors equal to the product of (i) the total number of directors on the Company’s board of directors and (ii) the percentage that the number of Shares beneficially owned by Parent or the Purchaser bears to the number of Shares then outstanding; however, Parent, the Purchaser and the Company shall use their reasonable best efforts to ensure that after the consummation of the Offer, at least two independent directors currently serving on the Company’s board of directors shall continue to be on the Company’s board of directors until the effective time of the Merger.

The Merger Agreement contains customary representations and warranties by the Company, the Purchaser and Parent. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the business of the Company and its subsidiaries between the signing of the Merger Agreement and the closing of the Merger, restrictions on the solicitation of alternative acquisition proposals by the Company, governmental filings and approvals, and other matters. The Company is permitted to enter into discussions with a third party that makes an unsolicited proposal with respect to an alternative transaction so long as certain terms and conditions are met, including that the Company’s board of directors makes a determination that such proposal is reasonably likely to lead to a proposal for a transaction that is more favorable to the Company’s stockholders than the Offer and the Merger.

The Merger Agreement provides certain termination rights for the Company, the Purchaser and Parent, including in the event that the Offer shall not be consummated by the Outside Date. In connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee equal to $12,500,000.

As inducement to Parent to enter into the Merger Agreement, certain officers, directors and principal stockholders of the Company (as listed below in the description to Exhibit 2.2 of Item 9.01) (the “Tendering Stockholders”) have agreed to tender their shares of the Company in connection with the Offer and to vote in favor of the Merger pursuant to a Stockholders Agreement, dated October 18, 2009, entered into with Parent (the “Stockholders Agreement”). In addition, such Tendering Stockholders have agreed, subject to certain exceptions, to refrain from disposing of their shares of the Company and soliciting alternative acquisition proposals to the Offer and the Merger.

In connection with the Merger Agreement, Parent, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., Sprint Communications Company, L.P., Nextel Communications, Inc., PhillieCo L.P. and APC PCS LLC (collectively, the “Sprint Parties”) and Horizon Personal Communications, Inc., Bright Personal Communications Services, LLC, iPCS Wireless, Inc. and the Company (collectively, the “iPCS Parties”) also entered into a Settlement Agreement and Mutual Release, dated October 18, 2009 (the “Settlement Agreement”).  Under the terms of the Settlement Agreement, the Sprint Parties and the iPCS Parties have agreed to stay all pending litigation between them, subject to certain conditions, and not to sue each other during the pendency of the transactions contemplated by the Merger Agreement, subject to certain exceptions.  The stays of litigation and covenants not to sue will terminate if the Merger Agreement is terminated or if the Offer is not closed within the time period allowed by the Merger Agreement and the party seeking to terminate the Merger Agreement is unable to do so due to a court order or injunction that prevents termination.  In addition, under the terms of the Settlement Agreement, effective upon the closing of the Merger, the Sprint Parties and the iPCS Parties will release each other from all claims, except those arising under or relating to a breach of the Merger Agreement or the Settlement Agreement, and will jointly file all such documents that are necessary to effect the dismissal with prejudice of all court orders and pending lawsuits between the Sprint Parties and the iPCS Parties.

The foregoing description of the Merger Agreement, the Stockholders Agreement and the Settlement Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Stockholders Agreement and the Settlement Agreement, copies of which are filed as Exhibits 2.1, 2.2 and 10.1 to this Form 8-K and incorporated herein by reference.  The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Parent and the Purchaser, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Parent or the Purchaser.

The Company is a holding company that operates as a PCS Affiliate of Parent through three wholly owned subsidiaries, iPCS Wireless, Inc., Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, each having its own affiliation agreements with Parent. Pursuant to these affiliation agreements with Parent, the Company offers digital wireless personal communications services using Parent’s spectrum under the Sprint brand name on a wireless network built and operated to Parent’s specifications at the Company’s expense.  The Company owns and is responsible for operating, managing and maintaining its wireless network.

Additional Information

The tender offer described herein has not yet commenced, and this release is neither an offer to purchase nor a solicitation of an offer to sell securities.  At the time the tender offer is commenced, Parent will cause the Purchaser, a new wholly owned subsidiary of Parent, to file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”).  Investors and the Company’s stockholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) and the related Schedule 14D-9 Solicitation/Recommendation Statement that will be filed by the Company with the SEC, because they will contain important information.  These documents will be available at no charge on the SEC’s website at www.sec.gov.  In addition, a copy of the Schedule 14D-9 Solicitation/Recommendation Statement will be made available to all shareholders of the Company free of charge by directing a request to investor@ipcswirelessinc.com.

Forward-Looking Statements

Matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements.  Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future”; “expect”; “anticipate”; “potential”; “believe”; or similar statements are forward-looking statements.  Risks and uncertainties include uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many shares of the Company’s common stock will be tendered into the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; as well as risks detailed from time to time in the Company’s and Parent’s public disclosure filings with the SEC, including their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2008, subsequent quarterly filings on Form 10-Q and the Schedule TO Tender Offer Statement and Schedule 14D-9 Solicitation/Recommendation Statement to be filed in connection with the tender offer.  The Company disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise. Copies of the Company’s and Parent’s SEC filings are available at the SEC’s website at www.sec.gov.

Item 7.01. Regulation FD Disclosure.

On October 19, 2009, the Company and Parent issued a joint press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the execution of the Merger Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.
2.1

Agreement and Plan of Merger among Sprint Nextel Corporation, Ireland Acquisition Corporation and iPCS, Inc., dated as of October 18, 2009. Certain schedules referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

2.2

Stockholders Agreement, dated as of October 18, 2009, among Sprint Nextel Corporation, Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Timothy M. Yager, Stebbins B. Chandor, Jr., Timothy G. Biltz and Mikal J. Thomsen.

10.1

Settlement Agreement and Mutual Release among Sprint Nextel Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., Sprint Communications Company, L.P., Nextel Communications, Inc., PhillieCo L.P., APC PCS LLC, Horizon Personal Communications, Inc., Bright Personal Communications Services, LLC, iPCS Wireless, Inc. and iPCS, Inc., dated as of October 18, 2009.

99.1	Joint Press Release of iPCS, Inc. and Sprint Nextel Corporation, dated October 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: October 19, 2009
	By:	/s/ Brian J. O’Neil
	Name:	Brian J. O’Neil
	Title:	SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.
2.1

Agreement and Plan of Merger among Sprint Nextel Corp., Ireland Acquisition Corporation and iPCS, Inc., dated as of October 18, 2009. Certain schedules referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

2.2

Stockholders Agreement, dated as of October 18, 2009, among Sprint Nextel Corporation, Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Timothy M. Yager, Stebbins B. Chandor, Jr., Timothy G. Biltz and Mikal J. Thomsen

10.1

Settlement Agreement and Mutual Release among Sprint Nextel Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., Sprint Communications Company, L.P., Nextel Communications, Inc., PhillieCo L.P., APC PCS LLC, Horizon Personal Communications, Inc., Bright Personal Communications Services, LLC, iPCS Wireless, Inc. and iPCS, Inc., dated as of October 18, 2009.

99.1	Joint Press Release of iPCS, Inc. and Sprint Nextel Corporation, dated October 19, 2009.